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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         June 14, 1996
                                                 -------------------------------



                                   AMETEK, INC.
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            (Exact name of registrant as specified in its charter)



                     DELAWARE                  1-168           13-4923320
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    (State or other jurisdiction of      (Commission    (I.R.S. Employer
      incorporation or organization)      File Number)   Identification No.)



                   Station Square, Paoli, Pennsylvania         19301
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                  (Address of principal executive offices)   (Zip Code)




    Registrant's telephone number, including area code   610-647-2121
                                                       ----------------
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                                 AMETEK, INC.
                                 ------------



Item 5.     Other Events.
            -------------

     On June 14, 1996, AMETEK, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(a). The information contained in said press release is hereby incorporated by reference in this Form 8-K.


Item 7.     Financial Statements and Exhibits.
           -----------------------------------

            (c)     Exhibits.

        Exhibit Number      Description
        --------------      -----------

            99 (a) Copy of press release issued by AMETEK, Inc. on June 14, 1996.



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                                 AMETEK, INC.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     AMETEK, INC.
                                         -----------------------------------
                                                     (Registrant)



                                       By   /s/  Robert R. Mandos, Jr.
                                         -----------------------------------
                                                 Robert R. Mandos, Jr.
                                                 Comptroller
                                                (Principal Accounting Officer)


June 14, 1996



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                                 AMETEK, INC.
                                 ------------


                                 EXHIBIT INDEX



     Exhibit Number      Description
     --------------      -----------

        99 (a)     Copy of press release issued by AMETEK, Inc. on June 14, 1996



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